Exhibit 10.1
EXECUTION VERSION
AMENDMENT NO. 1 TO CREDIT AGREEMENT
     THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of July 13, 2011 by and among WEATHERFORD INTERNATIONAL LTD., a Bermuda exempted company (“WIL”), WEATHERFORD INTERNATIONAL LTD., a Swiss joint stock corporation (“WIL-Switzerland”), WEATHERFORD LIQUIDITY MANAGEMENT HUNGARY LIMITED LIABILITY COMPANY, a Hungarian limited liability company (“HOC”), WEATHERFORD CAPITAL MANAGEMENT SERVICES LIMITED LIABILITY COMPANY, a Hungarian limited liability company (“WCMS” and, together with WIL, WIL-Switzerland and HOC, the “Obligor Parties”), WEATHERFORD INTERNATIONAL, INC., a Delaware corporation (“WII” and, together with the Obligor Parties, the “Obligors”), the Lenders listed on the signature pages attached hereto, JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”), and the Issuing Banks.
RECITALS:
     WHEREAS, reference is made to that certain Credit Agreement dated as of October 15, 2010 by and among the Obligor Parties, the lenders named therein, the Administrative Agent, the Issuing Banks and certain other parties named therein (as heretofore amended, restated, supplemented or otherwise modified, the “Credit Agreement”);
     WHEREAS, the Borrowers desire to increase the Aggregate Commitments from $1,750,000,000 to $2,250,000,000 and, in order to effect such increase, the Borrowers have requested that (i) the Lenders identified on Annex I attached hereto as Increasing Lenders (the “Increasing Lenders”) and the Lenders identified on Annex I attached hereto as Additional Lenders (the “Additional Lenders”) provide a Commitment Increase (the “Specified Commitment Increase”) pursuant to Section 2.15 of the Credit Agreement and (ii) the Administrative Agent and the Issuing Banks consent to the Specified Commitment Increase and the joinder of the Additional Lenders as parties to the Credit Agreement;
     WHEREAS, the Administrative Agent and the Issuing Banks are willing to consent to the Specified Commitment Increase and the joinder of the Additional Lenders as parties to the Credit Agreement;
     WHEREAS, in connection with the Specified Commitment Increase, the Lenders identified on Annex II attached hereto (the “Departing Lenders”) have requested that their Commitments be terminated, and the Borrowers are willing to consent to such termination;
     WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement, and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth;
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

     Section 2. Amendments to Credit Agreement.
     (a) The reference to “WELLS FARGO SECURITIES, LLC” in the introductory paragraph of the Credit Agreement is hereby deleted and replaced in its entirety with “WELLS FARGO BANK, NATIONAL ASSOCIATION”.
     (b) The definition of “Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended by inserting the parenthetical “(including, for the avoidance of doubt, any Subsidiary or other Affiliate of such Person or any third party that is not affiliated with such Person)” immediately after the phrase “the Indebtedness of any other Person” in clause (d) thereof.
     (c) The definition of “Lenders” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “Lenders” means the Persons listed in Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or a Commitment Increase Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lenders.
     (d) The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “Maturity Date” means July 13, 2016, and for any Lender agreeing to extend the Maturity Date pursuant to Section 2.18, July 13 in each year thereafter to which the Maturity Date has been extended, but in no event later than July 13, 2018.
     (e) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting the pricing grid therein and replacing it in its entirety with the following:

Index Debt Ratings	Facility	LIBOR	ABR
(S&P/Moody’s):	Fee Rate	Margin	Margin
Performance Level I A/A2 or above	0.125%	0.750%	0%
Performance Level II A-/A3	0.150%	0.850%	0%
Performance Level III BBB+/Baa1	0.175%	0.950%	0%
Performance Level IV BBB/Baa2	0.225%	1.025%	0.025%
Performance Level V BBB-/Baa3	0.275%	1.475%	0.475%
Performance Level VI Below BBB-/Baa3	0.325%	1.925%	0.925%
     Section 3. Commitment Increase.
     (a) Each Increasing Lender hereby agrees to increase the amount of its Commitment under the Credit Agreement by the amount shown as its “Commitment Increase” on Annex I attached hereto.
     (b) Each Additional Lender is hereby joined as a Lender under the Credit Agreement, and each Additional Lender hereby extends to the Borrowers, subject to and on the terms and conditions set forth in the Credit Agreement (as amended hereby), a Commitment in the amount shown as its “Commitment Increase” on Annex I attached hereto, and agrees to perform in accordance with the terms thereof all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender thereunder.
     (c) Each of the Increasing Lenders and the Additional Lenders acknowledges and agrees that the respective Commitments of such Lender and the other Lenders under the Credit Agreement are several and not joint commitments and obligations of the Lenders. Each of the Increasing Lenders and the Additional Lenders further acknowledges and agrees that, after giving effect to the Commitment Increase as provided in this Agreement, its Commitment as a Lender shall be as set forth on Annex III attached hereto, which shall automatically amend and restate Schedule 2.01 to the Credit Agreement pursuant to the terms of Section 2.15(g) of the Credit Agreement.
     (d) To the extent there are any Letters of Credit outstanding on the Amendment Effective Date, upon the effectiveness of the Specified Commitment Increase and the

Commitment Termination (as defined below), the amount of the unfunded participations held by each Lender in each Letter of Credit then outstanding shall be adjusted such that, after giving effect to such adjustments, each Lender shall hold unfunded participations in each such Letter of Credit in the proportion its Commitment bears to the Aggregate Commitments after giving effect to the Specified Commitment Increase and the Commitment Termination.
     (e) Subject to satisfaction of the conditions precedent set forth in Section 5 hereof, the Administrative Agent and each of the Issuing Banks hereby irrevocably consents to the Specified Commitment Increase.
     Section 4. Termination of Commitments.
     (a) Each of the Obligors, the Administrative Agent, the Departing Lenders, the Increasing Lenders and the Additional Lenders acknowledges and agrees that, contemporaneously with the effectiveness of the Specified Commitment Increase on the Amendment Effective Date, each Departing Lender’s Commitment shall be terminated (collectively, the “Commitment Termination”).
     (b) Upon the effectiveness of the Commitment Termination, each Departing Lender shall no longer be a Lender under the Credit Agreement.
     Section 5. Amendment Effective Date; Conditions Precedent. This Amendment, the Specified Commitment Increase and the Commitment Termination shall become effective on the date (the “Amendment Effective Date”; for purposes of Section 2.15 of the Credit Agreement, the Amendment Effective Date shall be the Commitment Increase Effective Date with respect to the Specified Commitment Increase provided for herein) on which the following conditions have been satisfied:
     (a) The Administrative Agent shall have received the following, all in form and substance reasonably satisfactory to the Administrative Agent:
     (i) a counterpart of this Amendment executed by the Obligors, the Lenders, the Administrative Agent and the Issuing Banks;
     (ii) a Notice of Commitment Increase with respect to the Specified Commitment Increase delivered by the Borrowers to the Administrative Agent at least five (5) Business Days prior to the Amendment Effective Date;
     (iii) Revolving Credit Notes executed by the Borrowers and payable to each Lender requesting (at least one Business Day prior to the Amendment Effective Date) a Revolving Credit Note, duly completed and executed by the Borrowers and dated the Amendment Effective Date;
     (iv) a certificate of a Responsible Officer of WIL-Switzerland, dated the Amendment Effective Date, certifying that (A) the representations and warranties set forth in Article VI of the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of, and as if such representations and warranties were made on, the Amendment Effective Date (unless such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall continue to be true and correct as of such earlier date) and (B) no Default or Event of Default has occurred and is continuing on the Amendment Effective Date;
     (v) a certificate of the secretary or an assistant secretary of each Obligor, dated the Amendment Effective Date and certifying (A) true and complete copies of the memorandum of association and bye-laws or the certificate of incorporation and bylaws or other organizational documents, each as amended and in effect, of such Obligor and the resolutions adopted by the Board of Directors of such Obligor (I) authorizing the execution, delivery and performance by such Obligor of this Amendment and, in the case of a Borrower, the borrowing of Loans by such Borrower under the Credit Agreement, as amended by this Amendment, and (II) authorizing officers of such Obligor to execute and deliver this Amendment and any related documents, and (B) the absence of any proceedings for the dissolution, liquidation or winding up of such Obligor;
     (vi) (A) a certificate of the secretary or an assistant secretary of each of WIL, WIL-Switzerland and WII, dated the Amendment Effective Date and certifying the incumbency and specimen signatures of the officers of such Obligor executing any documents on its behalf, and (B) notarized specimens of signature of the officers of each of HOC and WCMS executing any documents on its behalf;
     (vii) favorable, signed opinions addressed to the Administrative Agent and the Lenders dated the Amendment Effective Date from (A) Fulbright & Jaworski L.L.P., special United States counsel to the Obligors, (B) Conyers Dill & Pearman Limited, special Bermuda counsel to WIL, (C) Baker & McKenzie, special Swiss counsel to WIL-Switzerland, (D) Szakaly Law Firm, special Hungarian counsel to HOC and WCMS, and (E) with respect to any other Borrower, counsel for such Borrower reasonably acceptable to the Administrative Agent, each given upon the express instruction of the applicable Obligor; and
     (viii) to the extent available, copies of the memorandum of association, articles or certificates of incorporation or other similar organizational documents of each Obligor certified as of a recent date prior to the Amendment Effective Date by the appropriate Governmental Authority and certificates of appropriate public officials as to the existence, good standing and qualification to do business as a foreign corporation, of each Obligor in each jurisdiction in which the ownership of its properties or the conduct of its business requires such qualification and where the failure to so qualify would, individually or collectively, have a Material Adverse Effect;
     (b) If, on the Amendment Effective Date, any Eurocurrency Loans have been funded, then the Borrowers shall have paid any breakage fees or costs or other amounts owing under the Credit Agreement in connection with the breakage or reallocation of such outstanding Eurocurrency Loans in accordance with Section 2.13 of the Credit Agreement; and
     (c) The Borrowers shall have paid (i) to the Administrative Agent, the Lead Arrangers and the Lenders, as applicable, all fees and other amounts agreed upon by such parties to be paid on or prior to the Amendment Effective Date, and (ii) to the extent invoiced at or before 10:00 a.m., New York City time, on the Amendment Effective Date, all out-of pocket expenses required to be reimbursed or paid by the Borrowers pursuant to Section 11.03 of the Credit Agreement or any other Loan Document.
     Section 6. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Obligor Parties represents and warrants that, after giving effect to each of the amendments and waivers set forth in this Amendment:
     (a) the representations and warranties set forth in Article VI of the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of, and as if such representations and warranties were made on, the Amendment Effective Date (unless such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall continue to be true and correct as of such earlier date);
     (b) no Default or Event of Default has occurred and is continuing on the Amendment Effective Date; and
     (c) this Amendment constitutes the legal, valid and binding obligation of each of the Obligor Parties, enforceable against each of the Obligor Parties in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles of general applicability.
     Section 7. Confirmation of Loan Documents. Except as expressly contemplated hereby, the terms, provisions, conditions and covenants of the Credit Agreement, as amended by this Amendment, and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not, except as expressly set forth in this Amendment, operate as a waiver of, consent to or amendment of any term, provision, condition or covenant thereof. Without limiting the generality of the foregoing, except pursuant hereto or as expressly contemplated or amended hereby, nothing contained herein shall be deemed (a) to constitute a waiver of compliance or consent to noncompliance by any Obligor Party with respect to any term, provision, condition or covenant of the Credit Agreement or any other Loan Document; (b) to prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document; or (c) to constitute a waiver of compliance or consent to noncompliance by any Obligor Party with respect to the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Documents made the subject hereof. Each Obligor Party represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder.
     Section 8. Ratification. Each Guarantor hereby ratifies and confirms its obligations under the Guaranty Agreement and hereby represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder. Furthermore, each Guarantor agrees that nothing contained in this Amendment shall adversely affect any right or remedy of the Administrative Agent or the Lenders under the Guaranty Agreement or any of the other Loan Documents to which it is a party. Each Guarantor agrees that all references in the Guaranty Agreement to the “Guaranteed Obligations” shall include, without limitation, all of the obligations of the Borrowers to the Administrative Agent and the Lenders under the Credit Agreement, as amended by this Amendment. Finally, each Guarantor hereby represents and warrants that the execution and delivery of this Amendment and the other documents executed in connection herewith shall in no way change or modify its obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under the Guaranty Agreement and the other Loan Documents to which it is a party and shall not constitute a waiver by the Administrative Agent or the Lenders of any of their rights against any Guarantor.
     Section 9. Effect of Amendment. From and after the Amendment Effective Date hereof, each reference in the Credit Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, documents, notes, certificates, guaranties and other writings of every kind and nature shall be deemed to mean the Credit Agreement as modified by this Amendment. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
     Section 10. Costs and Expenses. Pursuant to the terms of Section 11.03 of the Credit Agreement, the Borrowers agree to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution and enforcement of this Amendment.
     Section 11. Choice of Law. This Amendment and all other documents executed in connection herewith and the rights and obligations of the parties hereto and thereto, shall be construed in accordance with and governed by the law of the State of New York.
     Section 12. Submission to Jurisdiction; Consent to Service of Process.
     (a) Each Obligor Party hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York (or the state courts sitting in the Borough of Manhattan in the event the Southern District of New York lacks subject matter jurisdiction), and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final, non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment or any other Loan Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any suit, action or proceeding relating to this Amendment or any other Loan Document against any Obligor or its properties in the courts of any jurisdiction.
     (b) Each Obligor Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in paragraph (a) of this Section. Each Obligor Party hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
     (c) Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 11.02 of the Credit Agreement other than by facsimile. Nothing in this Amendment or any other Loan Document will affect the right of any party to this Amendment or any other Loan Document to serve process in any other manner permitted by law. Notwithstanding any other provision of this Amendment, each foreign Obligor Party hereby irrevocably designates C T Corporation System, 111 8th Avenue, New York, New York 10011, as the designee, appointee and agent of such Obligor Party to receive, for and on behalf of such Obligor Party, service of process in the State of New York in any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document.
     (d) Each Obligor Party agrees that any suit, action or proceeding brought by any Obligor Party or any of their respective Subsidiaries relating to this Amendment or any other Loan Document against the Administrative Agent, any Issuing Bank, any Lender or any of their respective Affiliates shall be brought exclusively in the United States District Court for the Southern District of New York (or the state courts sitting in the Borough of Manhattan in the event the Southern District of New York lacks subject matter jurisdiction), and any appellate court from any thereof, unless no such court shall accept jurisdiction.
     (e) The Administrative Agent, each Issuing Bank and each Lender hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York (or the state courts sitting in the Borough of Manhattan in the event the Southern District of New York lacks subject matter jurisdiction), and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final, non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
     (f) The Administrative Agent, each Issuing Bank and each Lender hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in paragraph (e) of this Section. Each of the Administrative Agent, each Issuing Bank and each Lender hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
     (g) To the extent that any Obligor Party has or hereafter may acquire any immunity from jurisdiction of any court or from set-off or any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Obligor Party hereby irrevocably waives such immunity in respect of its obligations under the Loan Documents.
     Section 13. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
     Section 14. Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the Notes, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective on the Amendment Effective Date, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or electronic transmission (in .pdf form) shall be effective for all purposes as delivery of a manually executed counterpart of this Amendment.
[Remainder of page intentionally left blank; signature pages follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WIL: WEATHERFORD INTERNATIONAL LTD., a Bermuda exempted company
By:	/s/ Janet Duncan
	Name:	Janet Duncan
	Title:	Vice President and Treasurer

HOC: WEATHERFORD LIQUIDITY MANAGEMENT HUNGARY LIMITED LIABILITY COMPANY, a Hungarian limited liability company
By:	/s/ William Gray Fulton
	Name:	William Gray Fulton
	Title:	Managing Director

By:	/s/ Brian Moncur
	Name:	Brian Moncur
	Title:	Managing Director

WCMS: WEATHERFORD CAPITAL MANAGEMENT SERVICES LIMITED LIABILITY COMPANY, a Hungarian limited liability company
By:	/s/ William Gray Fulton
	Name:	William Gray Fulton
	Title:	Managing Director

By:	/s/ Brian Moncur
	Name:	Brian Moncur
	Title:	Managing Director
Signature Page to Amendment No. 1 to Credit Agreement

WIL-SWITZERLAND: WEATHERFORD INTERNATIONAL LTD., a Swiss joint stock corporation
By:	/s/ Janet M. Duncan
	Name:	Janet M. Duncan
	Title:	Vice President and Treasurer

WII: WEATHERFORD INTERNATIONAL, INC., a Delaware corporation
By:	/s/ Janet M. Duncan
	Name:	Janet M. Duncan
	Title:	Vice President and Treasurer
Signature Page to Amendment No. 1 to Credit Agreement

ADMINISTRATIVE AGENT: JPMORGAN CHASE BANK, N.A., as Administrative Agent and an Issuing Bank
By:	/s/ Helen A. Carr
	Name:	Helen A. Carr
	Title:	Managing Director
Signature Page to Amendment No. 1 to Credit Agreement

INCREASING LENDERS: JPMORGAN CHASE BANK, N.A.
By:	/s/ Helen A. Carr
	Name:	Helen A. Carr
	Title:	Managing Director
Signature Page to Amendment No. 1 to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender and an Issuing Bank
By:	/s/ Lawrence Williamson
	Name:	Lawrence Williamson
	Title:	Managing Director

By:	/s/ Edward D. Herko
	Name:	Edward D. Herko
	Title:	Director
Signature Page to Amendment No. 1 to Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender and an Issuing Bank
By:	/s/ Page Dillehunt
	Name:	Page Dillehunt
	Title:	Managing Director

By:	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Managing Director
Signature Page to Amendment No. 1 to Credit Agreement

MORGAN STANLEY BANK, N.A.
By:	/s/ Sherrese Clarke
	Name:	Sherrese Clarke
	Title:	Authorized Signatory
Signature Page to Amendment No. 1 to Credit Agreement

BARCLAYS BANK PLC
By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President
Signature Page to Amendment No. 1 to Credit Agreement

DNB NOR BANK ASA
By:	/s/ Kristie Li
	Name:	Kristie Li
	Title:	Vice President

By:	/s/ Pal Boger
	Name:	Pal Boger
	Title:	Vice President
Signature Page to Amendment No. 1 to Credit Agreement

GOLDMAN SACHS BANK USA
By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory
Signature Page to Amendment No. 1 to Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By:	/s/ William S. Rogers
	Name:	William S. Rogers
	Title:	Authorized Signatory
Signature Page to Amendment No. 1 to Credit Agreement

THE ROYAL BANK OF SCOTLAND plc, as a Lender and an Issuing Bank
By:	/s/ Brian D. Williams
	Name:	Brian D. Williams
	Title:	Authorized Signatory
Signature Page to Amendment No. 1 to Credit Agreement

UBS LOAN FINANCE
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Associate Director
Signature Page to Amendment No. 1 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and an Issuing Bank
By:	/s/ Donald W. Herrick, Jr.
	Name:	Donald W. Herrick, Jr.
	Title:	Director
Signature Page to Amendment No. 1 to Credit Agreement

NORDEA BANK NORGE ASA
By:	/s/ Tom C. Kuhnle
	Name:	Tom C. Kuhnle
	Title:	Senior Vice President

By:	/s/ Renathe H. Nesseth
	Name:	Renathe H. Nesseth
	Title:	Vice President
Signature Page to Amendment No. 1 to Credit Agreement

ROYAL BANK OF CANADA
By:	/s/ Jay T. Sartain
	Name:	Jay T. Sartain
	Title:	Authorized Signatory
Signature Page to Amendment No. 1 to Credit Agreement

STANDARD CHARTERED BANK
By:	/s/ James P. Hughes
	Name:	James P. Hughes
	Title:	Director

By:	/s/ Robert K. Reddington
	Name:	Robert K. Reddington
	Title:	Credit Documentation Manager
Signature Page to Amendment No. 1 to Credit Agreement

UNICREDIT BANK AG, NEW YORK BRANCH
By:	/s/ Thomas Dusch
	Name:	Thomas Dusch
	Title:	Managing Director

By:	/s/ Annett Guderian
	Name:	Annett Guderian
	Title:	Director
Signature Page to Amendment No. 1 to Credit Agreement

CITIBANK, N.A.
By:	/s/ John Miller
	Name:	John Miller
	Title:	Attorney-in-Fact
Signature Page to Amendment No. 1 to Credit Agreement

SUNTRUST BANK
By:	/s/ Gregory C. Magnuson
	Name:	Gregory C. Magnuson
	Title:	Vice President
Signature Page to Amendment No. 1 to Credit Agreement

ADDITIONAL LENDERS: HSBC BANK USA, N.A.
By:	/s/ John Robinson
	Name:	John Robinson
	Title:	Managing Director, Co-Head Resources & Energy Group — Americas Global Banking
Signature Page to Amendment No. 1 to Credit Agreement

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.- NEW YORK BRANCH
By:	/s/ Michael Oka
	Name:	Michael Oka
	Title:	Executive Director

By:	/s/ Nietzsche Rodricks
	Name:	Nietzsche Rodricks
	Title:	Senior Banker
Signature Page to Amendment No. 1 to Credit Agreement

DEPARTING LENDERS: BNP PARIBAS
By:	/s/ Chris Lyons
	Name:	Chris Lyons
	Title:	Managing Director

By:	/s/ Andrew Ostrov
	Name:	Andrew Ostrov
	Title:	Director
Signature Page to Amendment No. 1 to Credit Agreement

THE BANK OF NOVA SCOTIA
By:	/s/ John Frazell
	Name:	John Frazell
	Title:	Director
Signature Page to Amendment No. 1 to Credit Agreement

BANK HAPOALIM B.M.
By:	/s/ Charles McLaughlin
	Name:	Charles McLaughlin
	Title:	Senior Vice President

By:	/s/ James P. Surless
	Name:	James P. Surless
	Title:	Vice President
Signature Page to Amendment No. 1 to Credit Agreement